UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 9, 2007
NASTECH PHARMACEUTICAL COMPANY INC.
(Exact name of registrant as specified in charter)

DELAWARE	0-13789	11-2658569
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3830 Monte Villa Parkway
Bothell, Washington	98021
(Address of principal executive offices)	(Zip Code)
425-908-3600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On April 9, 2007, Nastech Pharmaceutical Company Inc. (the “Company”) was informed of the death of director J. Carter Beese, Jr., who passed away on April 8, 2007. Mr. Beese served with distinction as a director of the Company since June 2003, and was a valued member of both the Audit and the Nominating and Corporate Governance Committees of the Board of Directors.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nastech Pharmaceutical Company Inc.

(Registrant)

By:	/s/ Dr. Steven C. Quay, M.D., Ph.D.

Name: Dr. Steven C. Quay
Title: President, Chairman of the Board and Chief Executive Officer
Dated: April 11, 2007